Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
October 31, 2021

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.
SV4-NPRT1-1221
1.9867676.106
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 11.4%
Interactive Media & Services - 11.4%
Alphabet, Inc. Class A (a)	266,192	788,173,217
Meta Platforms, Inc. Class A (a)	1,494,750	483,656,258
		1,271,829,475
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.1%
Gentex Corp. (b)	433,153	15,329,285
Hotels, Restaurants & Leisure - 0.1%
Wingstop, Inc. (b)	53,328	9,197,480
Household Durables - 0.5%
Garmin Ltd.	268,770	38,595,372
Tempur Sealy International, Inc.	328,472	14,607,150
		53,202,522
Internet & Direct Marketing Retail - 0.4%
Amazon.com, Inc. (a)	13,083	44,121,502
Leisure Products - 0.1%
YETI Holdings, Inc. (a)(b)	134,548	13,230,105
Specialty Retail - 1.6%
AutoZone, Inc. (a)	38,772	69,201,816
O'Reilly Automotive, Inc. (a)	125,105	77,855,344
Williams-Sonoma, Inc. (b)	136,638	25,377,776
		172,434,936
TOTAL CONSUMER DISCRETIONARY		307,515,830
CONSUMER STAPLES - 11.3%
Beverages - 3.8%
Brown-Forman Corp. Class B (non-vtg.)	327,559	22,237,981
Monster Beverage Corp. (a)	663,516	56,398,860
The Coca-Cola Co.	6,153,078	346,849,007
		425,485,848
Food Products - 0.4%
The Hershey Co.	262,511	46,031,304
Household Products - 4.7%
Colgate-Palmolive Co.	1,517,091	115,587,163
Procter & Gamble Co.	2,796,026	399,803,758
		515,390,921
Tobacco - 2.4%
Philip Morris International, Inc.	2,794,952	264,234,762
TOTAL CONSUMER STAPLES		1,251,142,835
FINANCIALS - 9.9%
Capital Markets - 6.2%
Blackstone, Inc.	1,227,044	169,847,430
Carlyle Group LP	209,835	11,782,235
Evercore, Inc. Class A	73,436	11,150,522
FactSet Research Systems, Inc.	67,881	30,131,697
Houlihan Lokey	92,182	10,331,759
Lazard Ltd. Class A	202,225	9,907,003
MarketAxess Holdings, Inc.	68,116	27,836,966
Moody's Corp.	275,702	111,424,963
S&P Global, Inc.	432,010	204,841,862
SEI Investments Co.	212,566	13,400,161
T. Rowe Price Group, Inc.	406,825	88,232,206
		688,886,804
Consumer Finance - 0.8%
Credit Acceptance Corp. (a)(b)	20,677	12,369,188
Discover Financial Services	546,761	61,958,957
SLM Corp. (b)	579,007	10,624,778
		84,952,923
Insurance - 2.9%
Allstate Corp.	518,954	64,179,041
Aon PLC	404,657	129,457,867
Erie Indemnity Co. Class A	42,737	8,795,702
Fidelity National Financial, Inc.	518,364	24,834,819
Progressive Corp.	1,049,366	99,563,846
		326,831,275
TOTAL FINANCIALS		1,100,671,002
HEALTH CARE - 19.0%
Biotechnology - 2.5%
Amgen, Inc.	1,030,358	213,253,195
Biogen, Inc. (a)	261,018	69,608,280
		282,861,475
Health Care Equipment & Supplies - 5.2%
Edwards Lifesciences Corp. (a)	1,114,793	133,574,497
Globus Medical, Inc. (a)(b)	139,163	10,739,209
Hologic, Inc. (a)	441,488	32,365,485
IDEXX Laboratories, Inc. (a)	152,936	101,876,787
Intuitive Surgical, Inc. (a)	637,056	230,060,033
ResMed, Inc.	249,321	65,548,984
		574,164,995
Health Care Providers & Services - 0.3%
Quest Diagnostics, Inc.	234,275	34,386,885
Health Care Technology - 1.1%
Cerner Corp.	540,357	40,143,122
Veeva Systems, Inc. Class A (a)	247,517	78,465,364
		118,608,486
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (a)	261,824	108,672,669
Mettler-Toledo International, Inc. (a)	41,729	61,795,642
		170,468,311
Pharmaceuticals - 8.4%
Eli Lilly & Co.	1,427,464	363,660,729
Pfizer, Inc.	8,744,058	382,465,097
Zoetis, Inc. Class A	851,408	184,074,410
		930,200,236
TOTAL HEALTH CARE		2,110,690,388
INDUSTRIALS - 6.2%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	438,613	145,759,872
Building Products - 0.2%
A.O. Smith Corp.	241,142	17,620,246
Electrical Equipment - 0.6%
Rockwell Automation, Inc.	208,163	66,487,262
Industrial Conglomerates - 1.7%
3M Co.	1,039,541	185,745,186
Machinery - 1.7%
Illinois Tool Works, Inc.	515,496	117,466,074
Otis Worldwide Corp.	723,414	58,097,378
Snap-On, Inc.	96,983	19,709,855
		195,273,307
Professional Services - 0.2%
Robert Half International, Inc.	202,252	22,868,634
Trading Companies & Distributors - 0.5%
Fastenal Co.	1,029,976	58,791,030
TOTAL INDUSTRIALS		692,545,537
INFORMATION TECHNOLOGY - 38.9%
IT Services - 9.7%
Automatic Data Processing, Inc.	763,089	171,305,850
MasterCard, Inc. Class A	1,186,870	398,218,622
Paychex, Inc.	575,154	70,904,985
VeriSign, Inc. (a)	177,726	39,574,248
Visa, Inc. Class A (b)	1,895,928	401,500,673
		1,081,504,378
Semiconductors & Semiconductor Equipment - 6.3%
Applied Materials, Inc.	1,590,020	217,276,233
Intel Corp.	1,899,383	93,069,767
Texas Instruments, Inc.	1,656,172	310,499,127
Xilinx, Inc.	440,869	79,356,420
		700,201,547
Software - 14.5%
Adobe, Inc. (a)	627,875	408,344,785
Check Point Software Technologies Ltd. (a)	191,670	22,923,732
Fair Isaac Corp. (a)	51,606	20,549,509
Fortinet, Inc. (a)	243,091	81,761,227
Manhattan Associates, Inc. (a)	114,086	20,711,172
Microsoft Corp.	3,044,539	1,009,630,021
Paycom Software, Inc. (a)	88,095	48,262,846
		1,612,183,292
Technology Hardware, Storage & Peripherals - 8.4%
Apple, Inc.	6,225,418	932,567,616
TOTAL INFORMATION TECHNOLOGY		4,326,456,833
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CoreSite Realty Corp.	77,086	10,981,672
TOTAL COMMON STOCKS (Cost $7,708,057,786)		11,071,833,572

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (c)	28,308,997	28,314,659
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	202,400,035	202,420,275
TOTAL MONEY MARKET FUNDS (Cost $230,734,934)		230,734,934

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $7,938,792,720)	11,302,568,506
NET OTHER ASSETS (LIABILITIES) - (1.7)% (e)	(193,311,934)
NET ASSETS - 100.0%	11,109,256,572

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	163	Dec 2021	37,465,550	1,218,392	1,218,392

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
(e)	Includes $1,667,500 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	-	658,549,275	630,234,616	6,065	-	-	28,314,659	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	234,182,625	254,676,086	286,438,436	45,806	-	-	202,420,275	0.5%
Total	234,182,625	913,225,361	916,673,052	51,871	-	-	230,734,934

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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